UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2006

Hana Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50782 (Commission File Number)	32-0064979 (IRS Employer Identification No.)

400 Oyster Point Blvd., Ste. 215, South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 588-6404
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes In Registrant's Certifying Accountant.

(a)  On July 7, 2006, Hana Biosciences, Inc. (the “Company”) dismissed J.H. Cohn LLP as its independent registered public accounting firm. This action was approved by the Audit Committee of the Company’s Board of Directors.

The reports of J.H. Cohn LLP on their audit of the financial statements of the Company as of and for the two most recent fiscal years prior to dismissal contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: J.H. Cohn LLP’s report on the Company’s financial statements as of and for the years ended December 31, 2004, which financial statements and report were included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, contained a separate paragraph that included a statement that the Company’s recurring operating losses and use of cash in its operating activities raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recently completed fiscal years and the subsequent interim period through July 7, 2006, the date of the Company’s dismissal of J.H. Cohn LLP, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused them to make reference thereto in its report on the financial statements for such years. During the Company’s two most recently completed fiscal years and through July 7, 2006, none of the reportable events specified in Item 304(a)(v) of Regulation S-K have occurred.

The Company has requested that J.H. Cohn LLP. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated July 13, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)  On July 13, 2006, the Company engaged BDO Seidman, LLP to be its independent registered public accounting firm. The Company’s engagement of BDO Seidman, LLP was approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and through July 13, 2006, the Company has not consulted with BDO Seidman, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that BDO Seidman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

16.1  Letter from J.H. Cohn LLP dated July 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hana Biosciences, Inc.

Date: July 13, 2006	By: /s/ John P. Iparraguirre
John P. Iparraguirre
Chief Financial Officer

EXHIBIT INDEX

Ex. No.	Description
16.1	Letter from J.H. Cohn LLP dated July 13, 2006.